Exhibit 99.2
                                 BSI 2000, Inc.
                           (A Development Stage Company)

                               Financial Statements
                                        and
                           Independent Auditors' Report

                                 Table of Contents

Independent Auditors' Report

Financial Statements

      Balance Sheet

      Statements of Operations

      Statement of Changes in Stockholders' Equity (Deficit)

      Statements of Cash Flows

Notes to Financial Statements

                          INDEPENDENT AUDITORS' REPORT

Board of Directors and Stockholders
BSI 2000, Inc.
Denver, Colorado

We have audited the accompanying  balance sheet of BSI 2000, Inc. (A Development
Stage Company) (the Company) as of December 31, 2002, and the related statements of operations, stockholders' equity (deficit) and cash flows for the years ended
December 31, 2002 and 2001 and for the cumulative  period from  Inception  (July
30,  1993)  through  December  31,  2002.  These  financial  statements  are the responsibility of the Company's management.  Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the  United  States of  America.  Those  standards  require  that we plan and perform the audit to obtain  reasonable  assurance  about  whether the financial statements are free of material misstatement.  An audit includes examining, on a test basis,  evidence  supporting  the amounts and  disclosures in the financial statements.  An audit also includes assessing the accounting principles used and significant  estimates  made by  management,  as well as evaluating  the overall
financial  statement  presentation.   We  believe  that  our  audits  provide  a
reasonable basis for our opinion.

In our opinion,  the financial  statements  referred to above present fairly, in all material  respects,  the financial position of BSI 2000, Inc. as of December
31,  2002,  and the results of its  operations  and its cash flows for the years ended  December 31, 2002 and 2001 and for the  cumulative  period from Inception
(July  30,  1993)  through  December  31,  2002 in  conformity  with  accounting principles generally accepted in the United States of America.

The accompanying  financial  statements have been prepared  assuming the Company will  continue  as a going  concern.  As  discussed  in Note 2 to the  financial statements,  the Company has experienced  circumstances  which raise substantial doubt  about its  ability to continue  as a going  concern.  Management's  plans regarding  those matters also are described in Note 2. The financial  statements do not  include  any  adjustments  that might  result  from the  outcome of this uncertainty.

                                          /s/Ehrhardt Keefe Steiner & Hottman PC
                                             Ehrhardt Keefe Steiner & Hottman PC
January 24, 2003
Denver, Colorado

                                   Balance Sheet
                                 December 31, 2002

                                      Assets

Current assets
  Cash and cash equivalents                                            $     228,617
  Inventories                                                                 27,124
  Other current assets                                                         4,257
                                                                       -------------
      Total current assets                                                   259,998

Property and equipment, net                                                   68,915
Intangible assets                                                              8,240
Other long-term assets                                                         4,232
                                                                       -------------

Total assets                                                           $     341,385
                                                                       =============

                       Liabilities and Stockholders' Equity

Current liabilities
  Accounts payable                                                     $       9,247
  Accrued liabilities                                                          6,492
                                                                       -------------
      Total current liabilities                                               15,739
                                                                       -------------

Commitments and contingencies

Stockholders' equity
  Common stock, no par value, 11,000,000 shares
   authorized, 8,652,400 shares issued and outstanding                     4,036,957
  Accumulated deficit                                                     (3,711,311)
                                                                       -------------
      Total stockholders' equity                                             325,646
                                                                       -------------

Total liabilities and stockholders' equity                             $     341,385
                                                                       =============

                       See notes to financial statements.

                            Statements of Operations

                                                                         Inception
                                               For the Years Ended    (July 30, 1993)
                                                  December 31,            through
                                          ----------------------------  December 31,
                                               2002           2001          2002
                                          -------------- ------------- -------------

Revenues                                  $       9,990  $      18,980 $      61,290
                                          -------------- ------------- -------------

Operating expenses
  Selling expenses                              340,507         86,605       763,875
  General and administrative                    502,591        173,864     1,824,172
  Stock based compensation expense               50,000         56,948       253,741
  Research and development                      132,149          4,266       914,284
                                          -------------- ------------- -------------
      Total operating expenses                1,025,247        321,683     3,756,072
                                          -------------- ------------- -------------

Other income (expense)
  Interest expense                              (46,993)       (36,068)     (121,213)
  Interest income                                 1,075             92        21,408
  Other                                          87,540             -         83,276
                                          -------------- ------------- -------------
      Total other income (expense)               41,622        (35,976)      (16,529)
                                          -------------- ------------- -------------

Net loss                                  $    (973,635) $    (338,679)$  (3,711,311)
                                          ============== ============= =============

Basic and diluted weighted average
 common shares outstanding                    6,872,849      3,603,837     1,991,222
                                          ============== ============= =============

Basic and diluted loss per common share   $       (0.14) $       (0.09)$       (1.86)
                                          =============  ============= =============

                       See notes to financial statements.

             Statement of Changes in Stockholders' Equity (Deficit)
             For the Years Ended December 31, 2002 and 2001 and For
         the Period from Inception (July 30, 1993) to December 31, 2002

                                                                 Accumulated
                                                                  Deficit
                                             Common Stock        During the     Total
                                       ------------------------  Development  Stockholders'
                                          Shares      Amount        Stage       Equity
                                       -------------------------------------------------
Balance at Inception - July 30, 1993,           -  $        -  $          -  $        -
Stock issued to founders for cash
 during the period ended December 31,
 1993                                       19,580      85,000            -       85,000
Stock issued for cash during the year
 ended December 31, 1993                     2,701      57,500            -       57,500
Stock issued to founders for services
 during the period ended December 31,
 1993                                       33,812     146,793            -      146,793
Stock issued for cash during the year
 ended December 31, 1994                    12,904      65,000            -       65,000
Stock issued for cash during the year
 ended December 31, 1995                   224,672     118,763            -      118,763
Stock issued for cash during the year
 ended December 31, 1996                   616,989     227,872            -      227,872
Stock issued for cash during the year
 ended December 31, 1997                   225,766     144,612            -      144,612
Stock issued for cash during the year
 ended December 31, 1998                   831,118     788,309            -      788,309
Stock issued for cash during the year
 ended December 31, 1999                   583,767     364,854            -      364,854
Stock issued for cash during the year
 ended December 31, 2000                   195,369     122,106            -      122,106
Net loss from Inception                         -           -     (2,398,997) (2,398,997)
                                       ----------- ----------- ------------- -----------
Balance - December 31, 2000              2,746,678   2,120,809    (2,398,997)   (278,188)
Stock issued for cash                       46,600      29,125            -       29,125
Stock issued to officer for services     2,500,000      56,736            -       56,736
Stock issued for services to an
employee                                   212,045         212            -          212
Net income                                      -           -       (338,679)   (338,679)
                                       ----------- ----------- ------------- -----------
Balance - December 31, 2001              5,505,323   2,206,882    (2,737,676)   (530,794)
Stock issued for debt conversion         1,159,426     865,375            -      865,375
Stock issued for cash                    1,082,651     889,200            -      889,200
Stock issued for services to finders
 of private placement offering in
 June 2002 at $.01 per share, net of
 expense                                   300,000          -             -           -
Stock issued for services                   25,000      25,500            -       25,500
Stock based compensation expense           580,000      50,000            -       50,000
Net loss                                        -           -       (973,635)   (973,635)
                                       ----------- ----------- ------------- -----------

Balance - December 31, 2002              8,652,400 $ 4,036,957 $(3,711,311) $   325,646
                                       =========== =====================================

                       See notes to financial statements.

                             Statements of Cash Flows

                                                                         Inception
                                               For the Years Ended    (July 30, 1993)
                                                  December 31,              to
                                          ----------------------------  December 31,
                                               2002           2001         2002
                                          -------------- ---------------------------

Cash flows from operating activities
  Net loss                                $    (973,635) $    (338,679) $ (3,711,311)
                                          -------------  -------------  ------------
  Adjustments to reconcile net
   loss to net cash used in
   operating activities
   Depreciation expense                          20,256         16,614        77,033
   Gain on forgiveness of debt                  (65,485)            -        (65,485)
   Stock based compensation                      50,000         56,948       253,741
   Changes in assets and liabilities
     Inventories                                (27,124)            -        (27,124)
     Other current assets                         5,125         (2,499)       (4,257)
     Other long-term assets                       4,856         (4,231)       (4,232)
     Accounts payable                           (26,447)         5,453        63,310
     Accrued liabilities                        (78,969)        53,841        60,041
                                          -------------  -------------  ------------
                                               (117,788)       126,126       353,027
                                          -------------  -------------  ------------
      Net cash used in operating
      activities                             (1,091,423)      (212,553)   (3,358,284)
                                          -------------  -------------  ------------

Cash flows from investing activities
  Redemption of certificates of deposit              -              -         35,000
  Purchase of certificate of deposit                 -              -        (35,000)
  Purchase of fixed assets                      (52,792)            -        (97,594)
  Patent application                             (6,080)            -         (8,240)
                                          -------------  -------------  ------------
      Net cash used in  investing
      activities                                (58,872)            -       (105,834)
                                          -------------  -------------  ------------

Cash flows from financing activities
  Proceeds from issuance of common stock        889,200         29,125     2,892,341
  Repayment on long-term debt                   (63,000)        (4,222)      (81,516)
  Proceeds from long-term debt                  545,000        184,000       919,500
  Repayment on capital lease obligation              -              -        (37,590)
                                          -------------  -------------  ------------
      Net cash provided by financing
      activities                              1,371,200        208,903     3,692,735
                                          -------------  -------------  ------------

Net increase (decrease) in cash and cash
 equivalents                                    220,905         (3,650)      228,617

Cash and cash equivalents - beginning of
year                                              7,712         11,362            -
                                          -------------  -------------  ------------

Cash and cash equivalents - end of year   $     228,617  $       7,712  $    228,617
                                          =============  =============  ============

Supplemental disclosure of cash flow information:

     Cash paid for  interest  during the years ended  December 31, 2002 and 2001 was $41,349  and $0,  respectively.  Cash paid for  interest  expense  from
     Inception (July 30, 1993) through December 31, 2002 was $68,164.

Supplemental disclosure of non-cash activity:

     During the year ended December 31, 2002, the Company converted  $812,326 of notes  payable and $53,049 of accrued  interest  into  1,159,426  shares of common stock.

     During the year ended December 31, 2002, the Company  converted  $25,500 of accounts  payable and  accrued  liabilities  into  25,000  shares of common stock.

     During the year ended  December 31,  2001,  the Company  converted  accrued wages totaling $56,736 into 2,500,000 shares of common stock.

     During the year ended December 31, 1999, the Company converted $29,063 from accounts payable to notes payable.

     In September  1998,  the Company  obtained  fixed assets  totaling  $37,590 through a capital  lease.  In  addition,  the  Company  financed  leasehold improvements in the amount of $16,000 through a note payable.

                       See notes to financial statements.

                           Notes to Financial Statements

Note 1 - Description of Business and Summary of Significant Accounting Policies

BSI 2000,  Inc.,  (the  Company),  was formed on July 30, 1993. The Company is a value-added  reseller  ("VAR") of  LaserCard's(R)optical  cards and optical card readers.  As a VAR,  the Company  develops  proprietary  hardware  and  software adapting  LaserCard's(R)optical  card technology for specific applications.  The
Company's  products are designed as turnkey solutions for identified  commercial and governmental card-based information needs.

The Company is a  development  stage  company  that has not had any  significant revenue since  inception.  There is no assurance  that the Company will generate significant revenue or earn a profit in the future.

Cash and Cash Equivalents

The Company considers all highly liquid  instruments  purchased with an original maturity of three months or less to be cash equivalents. The Company continually
monitors  its  positions   with,  and  the  credit  quality  of,  the  financial
institutions with which it invests.

Inventories

Inventories  consist  of raw  materials  and are  stated at the lower of cost or market, using the first-in, first-out method (FIFO).

Property and Equipment

Property and equipment is stated at cost. Depreciation is provided utilizing the straight-line  method  over the  estimated  useful  lives for owned  assets of 5 years. Leasehold improvements are amortized over a 5 1/2 year period.

Use of Estimates

The preparation of financial statements in conformity with accounting principles generally  accepted in the United States of America requires  management to make estimates  and  assumptions  that  affect  the  reported  amounts  of assets and liabilities, disclosures of contingent assets and liabilities at the date of the financial  statements and the reported  amounts of revenues and expenses  during the reporting period. Actual results could differ from those estimates.

Revenue Recognition

The Company recognizes revenue in compliance with SAB 101, "Revenue  Recognition in Financial Statements." Revenue is recognized when an order has been placed by the  customer,  the product has been shipped and  collectibility  is  reasonably assured. Prices of the products are determined prior to entering into a purchase agreement. From inception through December 31, 2002, revenues earned represented sales to distributors of demonstration units of the Company's products.

Transaction  based revenue is recognized as  transactions  are completed and are billed monthly based on service agreement rates in effect.

Intangible Assets

Intangibles  include  trademarks  and patents which are recorded at cost.  These patents are awaiting  approval from the U.S. Patent office.  Once accepted,  the
Company will begin amortization over the life of the patent.

Advertising Costs

The Company expenses advertising costs as incurred.

Software and Research and Development Costs

Expenditures  made for  research  and  development  are  charged  to  expense as incurred.

Costs incurred to date for the  development of the Company's  products have been charged to expense as incurred.  Future costs may be  capitalized  to the extent they meet the  requirements of SFAS No. 86 "Accounting for the Costs of Computer
Software to be Sold, Leased, or otherwise Marketed."

Basic and Diluted Earnings Per Common Share

In accordance  with FAS 128,  basic  earnings per share are computed by dividing net income by the number of weighted  average common shares  outstanding  during the year.  Diluted  earnings per share is computed by dividing net income by the number of weighted average common shares outstanding during the year,  including potential  common shares,  which consisted of warrants,  options and convertible debt.

Recently Issued Accounting Pronouncements

In July 2001,  the FASB issued SFAS Nos. 141 and 142 " Business  Combinations  "
and " Goodwill and other Intangible Assets". Statement 141 requires all business combinations  initiated  after  June 30,  2001 to be  accounted  for  using  the purchase  method.  Under the  guidance of Statement  142,  goodwill is no longer subject to amortization over its estimated useful life. Rather, goodwill will be subject to at least an annual assessment for impairment by applying a fair value base test.  Statement 142 is effective for financial  statement  dates beginning after December 15, 2001. Management does not anticipate that this statement will have an impact on the financial statements of the Company.

In August 2001, the FASB issued SFAS No. 143,  "Accounting for Asset  Retirement
Obligations."  SFAS No. 143 requires the fair value of a liability  for an asset retirement  obligation to be recognized in the period in which it is incurred if a reasonable estimate of fair value can be made. The associated asset retirement costs are capitalized as part of the carrying  amount of the long-lived  assets.
SFAS No. 143 is effective for fiscal years  beginning  after June 15, 2002.  The
Company  believes the adoption of this statement will have no material impact on it financial statements.

In October 2001, the FASB issued SFAS No. 144, "Accounting for the Impairment or
Disposal of Long-Lived  Assets." SFAS No. 144 requires that long-lived assets be measured  at the  lower of  carrying  amount or fair  value,  less cost to sell, whether reported in continuing operations or discontinued operations. Therefore, discontinued  operations  will no longer be measured at net realizable  value or include amounts for operating losses that have not yet occurred. SFAS No. 144 is effective  for  financial  statements  issued for fiscal years  beginning  after
December 15, 2001 and, generally, is to be applied prospectively.

In  December  2002,  the FASB issued SFAS No. 148  "Accounting  for  Stock-Based
Compensation-  Transition and  Disclosure".  This statement amends SFAS No. 123,
"Accounting  for Stock-Based  Compensation"  to provide  alternative  methods of transition  for an entity that  voluntarily  changes to the fair value method of accounting  for  stock-based  compensation.  In  addition,  SFAS 148  amends the disclosure  provision of SFAS 123 to require more prominent disclosure about the effects of an entity's  accounting  policy decisions with respect to stock-based employee  compensation  on reported  net  income.  The  effective  date for this
Statement  is for fiscal years ended after  December 15, 2002.  The Company does not expect  the  adoption  of this  statement  to have a material  effect on the
Company's financial statements.

Note 2 - Going Concern

The  accompanying  financial  statements  have been  prepared on a going concern
basis  which   contemplates   the  realization  of  assets  and  liquidation  of
liabilities  in the  ordinary  course of business.  The Company has  experienced losses since inception (July 30, 1993) through  December 31, 2002 of $3,711,311.
The Company has working capital of $244,259 and stockholder's equity of $325,646 as of December 31, 2002 and used cash of $1,091,423 in its 2002 operations.

The  extended  period over which  losses have been  experienced  is  principally attributable to two factors,  lack of capital and long sales lead times. Lack of capital has  prevented  the Company from  quickly  developing  and  aggressively marketing its products.  In addition,  most of the Company's potential customers are large  corporations or governments.  Adopting the Company's products will in many cases require  changing the way business is done. These  circumstances  can result in two years or more  elapsing  from initial sales contact to delivery of product.

The Company has made  advances in the sales  process  with  several  potentially large customers.  In order to fund activities until positive operating cash flow is achieved, the Company has implemented the plan described below.

During  2002,  the  Company  signed an  agreement  to merge with a small  public company (Note 8). The transaction will be a reverse acquisition with the Company as the accounting acquirer. The Company will become a wholly owned subsidiary of the  public  company,  the  Company's  shareholders  will  become  the  majority shareholders of the public company,  and the public company will change its name to "BSI2000, Inc."

Subsequent  to  closing  the  merger  transaction  the  Company  plans  to offer additional shares of the public company's common stock to investors in a private placement of up to $2,500,000.

The Company expects that the capital raised in the transactions  described above will be sufficient to fund the Company's  activities  until  positive  operating cash flow is achieved.

Note 3 - Property and Equipment

Property and equipment consist of the following at December 31, 2002:

Leasehold improvements                                     $      16,399
Software                                                           5,107
Equipment                                                         89,683
Furniture                                                         34,759
                                                           -------------
                                                                 145,948
Less accumulated depreciation                                   (77,033)
                                                           -------------

                                                           $      68,915
                                                           =============

Note 4 - Long-Term Debt

As of December 31, 2001, the Company had various notes payable totaling $395,811 with  interest  ranging from 8% to 18%. In the first two  quarters of 2002,  the
Company  borrowed  an  additional  $545,000  on a 10%  note to  fund  operations bringing total long-term debt to $940,811.  Thereafter  during 2002, the Company repaid  $63,000 and  converted  $812,326  into common stock of the Company.  The remaining debt of $65,485 which was payable to lenders who did not obtain common stock in the Company was forgiven.

Note 5 - Commitments and Contingencies

Litigation

In the normal course of business,  the Company is party to litigation  from time to time. The Company  maintains  insurance to cover certain actions and believes that resolution of such  litigation  will not have a material  adverse effect on the Company.

Consulting Agreement

On January 7, 2002, the Company  entered into a consulting  agreement for a term of twenty four months. Under the term of the agreement, the Company is obligated to pay a monthly fee of $5,000 for services performed.  Beginning the earlier of the seventh month of the engagement or the Company receiving  cumulative funding in excess of  $1,000,000,  the monthly fee will increase to $8,000.  The Company also issued the consultants 500,000 shares of common stock.

Note 6 - Stockholders' Equity

Reverse Stock Split

On March 10, 1998,  the  shareholders  voted to affect a reverse  stock split to bring the then total share count (fully diluted) to 1,750,000 through a split of
68.5  shares to one.  All  common  stock  amounts  included  in these  financial statements have been adjusted to reflect the reverse stock split.

Stock Issued to Founders

During the period from Inception (July 30, 1993) through  December 31, 1993, the
Company  issued  shares of common stock to the  founders  for prior  services at
$4.34  per  share,  which  was the  value  similar  to the  cash  sales of stock immediately preceding the issuance.

Stock Issued to an Officer and Employee

On  September  11,  2001,  BSI issued  2,500,000  shares of common stock to Jack
Harper, president and director, for $2,500 ($0.001 per share) and forgiveness of accrued wages. Also in 2001, BSI issued 212,045 shares of common stock to Robert
B. Lumen for $212 ($0.001 per share).  When these  shares were  issued,  BSI was insolvent  with  negative  working  capital,  and  unable  to  pay  salaries  to employees.

Private Offerings

During  2002,  the Company  sold  937,886 and 515,869  shares of common stock in private  placement  offerings  at $1.00 and $.625 per share,  respectively.  The shares issued under the private  placement  for $1.00 per share include  371,104 shares issued in  satisfaction of long-term debt. For the period from January 1,
2003 through January 24, 2003, the Company sold an additional  83,000 shares for
$1.00 per share.

Stock Options

On October 24,  1996,  the  Company  adopted a Stock  Option  Plan ("the  Plan")
whereby  the Board of  Directors  can issue both  incentive  stock  options  and nonqualified  options to directors,  employees,  consultants  for the purpose of rewarding  them for their  past and  future  contributions  to the growth of the
Company.  Under the plan, 341,545 shares of the Company's stock are reserved for options  to be  issued  in  the  future.  The  purchase  price  per  share  of a non-qualified  stock  option  shall  not be  issued at less than 85% of the fair market  value at the date of grant.  The  purchase  price per share of incentive stock options shall not be issued at less than the fair market value at the date of grant.  All options  issued under this plan terminate  after five years.  All options  issued  under this plan were issued at the market  price at the date of issuance.

The following table presents the activity for options outstanding:

                                                                          Weighted
                                                            Incentive      Average
                                                              Stock       Exercise
                                                             Options        Price
                                                         ---------------------------

Outstanding - December 31, 2000                                414,486 $        0.71
  Granted                                                           -             -
  Forfeited/canceled                                                -             -
  Exercised                                                         -             -
                                                         ---------------------------

Outstanding - December 31, 2001                                414,486          0.71
  Granted                                                           -             -
  Forfeited/canceled                                         (414,486)         (0.71)
  Exercised                                                         -             -
                                                         ---------------------------

Outstanding - December 31, 2002                                     -  $          -
                                                         ===========================

The  following  table  presents  the  composition  of  options  outstanding  and exercisable:

                                              Options Outstanding
                                                 and Exercisable
                                          ----------------------------
                                              Number         Price*         Life*
                                          -------------- -------------  ------------

Range of exercise prices:
  $.61-$.63                                     320,986  $        0.62          2.54
  $1.00                                          93,500           1.00          2.24
                                          -------------  -------------  -------------

December 31, 2001                               414,486  $          -           2.47
                                          =============  =============  ============

*Price and Life reflect the weighted average exercise price and weighted average remaining contractual life, respectively.

The Company has adopted the disclosure-only provisions of Statement of Financial
Accounting  Standards No. 123,  "Accounting  for Stock-Based  Compensation"  (as
amended by SFAS No. 148  "Accounting  for Stock Based  Compensation - Transition
and Disclosure").  Accordingly, no compensation cost has been recognized for the stock option plans.  Had  compensation  cost for the Company's  option plan been determined based on the fair value at the grant date for awards  consistent with the  provisions of SFAS No. 123, the  Corporation's  net loss and basic loss per common share would have been changed to the pro forma amounts indicated below:

                                                                        Inception
                                               For the Years Ended   (July 30, 1993)
                                                  December 31,           through
                                          ---------------------------- December 31,
                                               2002           2001         2002
                                          -------------- ------------  ------------

Net loss - as reported                    $   (973,635)  $   (338,679) $ (3,711,311)
Net loss - pro forma                      $   (973,635)  $   (338,679) $ (3,775,548)
Basic loss per common share - as reported $      (0.14)  $      (0.09) $      (1.86)
Basic loss per common share - pro forma   $      (0.14)  $      (0.09) $      (1.86)

The fair value of each option  grant is estimated on the date of grant using the
Black-Scholes   option-pricing   model  with  the   following   weighted-average
assumptions  used:  expected  life of 5 years,  no  volatility,  risk  free rate interest rate of 4.75% and a 0% dividend yield.

Warrants

Warrants were issued to investors with certain private  offerings.  Each warrant entitled the holder to one share of common stock at $.625 per share, terminating five years after the date of issuance or as noted in the warrant certificate. As permitted by the warrant  agreements,  in the case of a consolidation or merger, the board of directors  voted to expedite the expiration  date to the day before the merger closing. As a result, as of December 31, 2002, there were no warrants outstanding in connection with private placement offerings.

The following table presents the activity for warrants outstanding:

                                                                          Weighted
                                                                           Average
                                                            Number of     Exercise
                                                            Warrants        Price
                                                         ------------  ------------

Outstanding - December 31, 2000                               779,171  $         -
  Issued                                                       46,600          0.63
                                                         ------------  ------------

Outstanding - December 31, 2001                               825,771  $       0.63
      Forfeited/canceled                                     (825,771)        (0.63)

Outstanding - December 31, 2002                                    -   $         -
                                                         ============  ============

Note 7 - Loss Per Share

The following table sets forth the  computation  for basic and diluted  earnings per share:

                                                                       Inception
                                                                     (July 30, 1993)
                                                                         through
                                           December 31,   December 31, December 31,
                                               2002           2001         2002
                                          -------------- ------------  ------------

Numerator for basic earnings per share    $   (973,635)  $   (338,679) $ (3,711,311)
                                          ============   ============  ============

Numerator for diluted income per common
 share                                    $   (973,635)  $   (338,679) $ (3,711,311)
                                          ============   ============  ============

Denominator for basic earnings per share
 - weighted average shares                   6,872,849      3,603,837     1,991,222
                                          ============   ============  ============

Denominator for diluted earnings per
 share - adjusted weighted average shares    6,872,849      3,603,837     1,991,222
                                          ============   ============  ============

Diluted income per common share           $      (0.14)  $      (0.09) $      (1.86)
                                          ============   ============  ============

Options and warrants  exercisable into shares of commons stock were not included in  the  computation  of  diluted  loss  per  share  because  their  effect  was anti-dilutive.  These options and warrants could potentially dilute earnings per share in future periods. Potentially dilutive shares outstanding are as follows:

Year ended December 31, 2001                                   1,385,169
Year ended December 31, 2000                                   1,269,186
Cumulative period from inception (July 30, 1993) through
 December 31, 2001                                             1,385,169

Note 8 - Merger Agreement

On April 29, 2002, the Company and certain of its major shareholders executed an agreement to merge with a small public  company.  The public company will divest itself of 100% of its current  operations and technology and acquire the Company in a reverse  triangular  merger.  Immediately  prior to closing of the  merger,
5,027,818 shares of the common stock of the public company will be outstanding.

Shareholders  of the Company  will be issued,  on a pro-rata  basis,  45,122,570 shares of the common  stock of the public  company in  exchange  for 100% of the outstanding  common  stock  of  the  Company.  Immediately  after  the  closing,
50,150,388 shares of the public company shall be outstanding.

Additional terms of the merger  agreement  require that the Company's total debt not exceed $225,000 on the closing date.

As a  condition  of  closing,  the  Company's  shareholders  will be required to execute  agreements,  satisfactory  to  the  public  company,  which  limit  the
Company's shareholders' access to public markets for the resale of their shares.

Closing is also subject to approval by the  Company's  shareholders,  and by the principal  shareholders  of the public company.  If the merger is approved,  the public  company  will  transfer  existing  intellectual  property  assets to its principal shareholders in exchange for return of most of the stock held by those individuals. The stock received in the exchange will be canceled at closing.

Closing  also is subject to the  fulfillment  of customary  representations  and warranties by the Company and the public company.

Note 9 - Subsequent Event (Unaudited)

During the period from January 25, 2003 through  February 17, 2003,  the Company sold 51,500  shares of common  stock  through a private  placement  offering for
$1.00 per share.